POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Variable Insurance Funds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/  Wally Grimm



                                        __________________________
                                        Wally Grimm



Date:    April 23, 1997

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Variable Insurance Funds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                  /s/  Michael Van Buskirk


                                                  _________________________
                                                  Michael Van Buskirk




Date:    April 23, 1997

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Variable Insurance Funds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/  James Woodward


                                        _________________________
                                        James Woodward




Date:    April 23, 1997

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Variable Insurance Funds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/  Richard Ille


                                        _________________________
                                        Rick Ille



Date:    April 23, 1997

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Variable Insurance Funds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/  William Tomko

                                        _________________________
                                        William Tomko



Date:    April 23, 1997